UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_______________________

Date of Report
(Date of earliest event reported):        July 22, 2013

              Regal-Beloit Corporation
(Exact name of registrant as specified in its charter)

Wisconsin	1-7283	39-0875718
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

          200 State Street, Beloit, Wisconsin 53511-6254
(Address of principal executive offices, including Zip code)

  (608) 364-8800
(Registrant’s telephone number)

  Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

_______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(d)    On July 22, 2013, Regal Beloit Corporation (the “Company”) announced that the Company's Board of Directors (the “Board”) has elected Jane L. Warner to serve on the Board as a Class C director with an initial term continuing until the 2014 annual meeting of shareholders. Ms. Warner's election to the Board will be effective July 25, 2013.
In connection with Ms. Warner's election, the Board by resolution increased its size from nine directors to ten directors, with Ms. Warner's election filling the resulting vacancy.
Ms. Warner is recently retired from Illinois Tool Works as the Executive Vice President, Decorative Surfaces and Finishing Systems. Prior to joining Illinois Tool Works in 2005, Ms. Warner had progressing levels of responsibility at General Motors, Textron Inc., Electronic Data Systems and Plexus Systems. Ms. Warner holds an M.B.A. from Stanford University, and both MA and BA degrees from Michigan State University. Ms Warner currently serves on the board of directors for each of Tenneco Inc. (NYSE: TEN) and MeadWestvaco Corporation (NYSE: MWV).
The Board has determined that Ms. Warner is independent under the listing standards of the New York Stock Exchange and the Company's criteria for determining director independence. Ms. Warner will be named to the Audit Committee of the Board, also effective July 25, 2013.
As a non-employee director, Ms. Warner will be compensated in accordance with the Company's compensation policies for non-employee directors, which are as described in the Company's proxy statement filed with the Securities and Exchange Commission.
There are no arrangements between Ms. Warner and any other person pursuant to which Ms. Warner was elected to serve as a director, nor are there any transactions in which the Company is a participant in which Ms. Warner has a material interest requiring disclosure pursuant to Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended.
The Company's press release issued on July 22, 2013 announcing Ms. Warner's election to the Board is filed herewith as Exhibit 99 and incorporated herein by reference.
Item 9.01.    Financial Statements and Exhibits.

(a)	Not Applicable

(b)	Not Applicable

(c)	Not Applicable

(d)	Exhibits. The following exhibit is being filed herewith:

(99)	News Release of Regal Beloit Corporation, dated July 22, 2013.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
REGAL BELOIT CORPORATION

Date: July 22, 2013            By: /s/ Peter C. Underwood
Peter C. Underwood
Vice President, General Counsel and Secretary

REGAL BELOIT CORPORATION
FORM 8-K
EXHIBIT INDEX

Exhibit Number	Description

(99)	News Release of Regal Beloit Corporation, dated July 22, 2013.